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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) June 15, 2000

   The First National Bank of Atlanta as Transferor and Servicer on behalf of
                     Partners First Credit Card Master Trust
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             (Exact Name of Registrant as Specified in its Charter)


                     Partners First Credit Card Master Trust
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                     (Issuer with respect to the Securities)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


    33-95714 and 333-29495-01                       22-2716130
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    (Commission File Numbers)            (I.R.S. Employer Identification No.)

                                 (302) 323-2359
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              (Registrant's Telephone Number, Including Area Code)


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Item 5.    Other Events.

         None.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

Exhibit No.    Document Description

20       Monthly Servicer's Certificate.

See Index to Exhibits immediately following signatures


                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                          THE FIRST NATIONAL BANK OF ATLANTA
                          (Registrant)


Dates:  June 16, 2000     By:      Donald K. Truslow
                          Title:   Comptroller


                          PARTNERS FIRST CREDIT CARD MASTER TRUST
                                          (Co-Registrant)


  Dates: June 16, 2000    By:     THE FIRST NATIONAL BANK OF ATLANTA
                                  (Transferor and Servicer of the Co-Registrant)

                          By:      Donald K. Truslow
                          Title:   Comptroller

INDEX TO EXHIBITS

Exhibit No.       Document Description

20                Monthly Servicer's Certificate.